SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
current report
pursuant to section 13 or 15(d) of the
securities exchange act of 1934
Date of Report (date of earliest event reported): April 28, 2011
American Greetings Corporation

(Exact Name of Registrant as Specified in its Charter)

Ohio	1-13859	34-0065325

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One American Road Cleveland, Ohio	44144

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (216) 252-7300

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EX-99.1

Item 2.02 Results of Operations and Financial Condition.
On April 28, 2011, American Greetings issued a press release reporting its results for the quarter and year ended February 28, 2011. A copy of this press release is attached hereto as Exhibit 99.1.
The information in this Item 2.02 of this Current Report on Form 8-K (including the exhibit attached hereto) is being furnished under Item 2.02 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of such section, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01 Financial Statements and Exhibits.
d) Exhibits.

Exhibit	Description

Exhibit 99.1	Press Release — reporting results for the quarter and year ended February 28, 2011.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Greetings Corporation (Registrant)
By:	/s/ Joseph B. Cipollone
Joseph B. Cipollone, Vice President
and Chief Accounting Officer

Date: April 28, 2011

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